POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of USA MOBILITY, INC.., a Delaware corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the provisions of the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-8 for the registration of the Corporation’s common stock, hereby constitutes and appoints VINCENT D. KELLY, GEORGE MORATIS and GEORGE HALE his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all pre-effective and post-effective amendments thereof, including any increases in the registered amount pursuant to Rule 462(b) promulgated by the SEC under the Act, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 2004

/s/ Royce Yudkoff

Royce Yudkoff

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of USA MOBILITY, INC.., a Delaware corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the provisions of the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-8 for the registration of the Corporation’s common stock, hereby constitutes and appoints VINCENT D. KELLY, GEORGE MORATIS and GEORGE HALE his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all pre-effective and post-effective amendments thereof, including any increases in the registered amount pursuant to Rule 462(b) promulgated by the SEC under the Act, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 2004

/s/ David C. Abrams

David C. Abrams

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of USA MOBILITY, INC.., a Delaware corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the provisions of the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-8 for the registration of the Corporation’s common stock, hereby constitutes and appoints VINCENT D. KELLY, GEORGE MORATIS and GEORGE HALE his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all pre-effective and post-effective amendments thereof, including any increases in the registered amount pursuant to Rule 462(b) promulgated by the SEC under the Act, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 2004

/s/ James V. Continenza

James V. Continenza

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of USA MOBILITY, INC.., a Delaware corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the provisions of the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-8 for the registration of the Corporation’s common stock, hereby constitutes and appoints VINCENT D. KELLY, GEORGE MORATIS and GEORGE HALE his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all pre-effective and post-effective amendments thereof, including any increases in the registered amount pursuant to Rule 462(b) promulgated by the SEC under the Act, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 2004

/s/ Nicholas O. Gallopo

Nicholas O. Gallopo

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of USA MOBILITY, INC.., a Delaware corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the provisions of the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-8 for the registration of the Corporation’s common stock, hereby constitutes and appoints VINCENT D. KELLY, GEORGE MORATIS and GEORGE HALE his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all pre-effective and post-effective amendments thereof, including any increases in the registered amount pursuant to Rule 462(b) promulgated by the SEC under the Act, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 2004

/s/ Matthew Oristano

Matthew Oristano

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of USA MOBILITY, INC.., a Delaware corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the provisions of the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-8 for the registration of the Corporation’s common stock, hereby constitutes and appoints VINCENT D. KELLY, GEORGE MORATIS and GEORGE HALE his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all pre-effective and post-effective amendments thereof, including any increases in the registered amount pursuant to Rule 462(b) promulgated by the SEC under the Act, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 2004

/s/ Brian O’Reilly

Brian O’Reilly

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of USA MOBILITY, INC.., a Delaware corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the provisions of the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-8 for the registration of the Corporation’s common stock, hereby constitutes and appoints VINCENT D. KELLY, GEORGE MORATIS and GEORGE HALE his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all pre-effective and post-effective amendments thereof, including any increases in the registered amount pursuant to Rule 462(b) promulgated by the SEC under the Act, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 2004

/s/ William E. Redmond, Jr.

William E. Redmond, Jr.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of USA MOBILITY, INC.., a Delaware corporation (the “Corporation”), which is about to file with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the provisions of the Securities Act of 1933, as amended (the “Act”), a Registration Statement on Form S-8 for the registration of the Corporation’s common stock, hereby constitutes and appoints VINCENT D. KELLY, GEORGE MORATIS and GEORGE HALE his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all pre-effective and post-effective amendments thereof, including any increases in the registered amount pursuant to Rule 462(b) promulgated by the SEC under the Act, with power where appropriate to affix the corporate seal of said Corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 23rd day of November, 2004

/s/ Samme L. Thompson

Samme L. Thompson